Exhibit 99.1

NEWS RELEASE For Further Information Contact:

Mark C. Walker, COO

Capital Title Group, Inc.

(480) 624-4200

FOR IMMEDIATE RELEASE Rudy R. Miller, Chairman

The Miller Group

(800) 264-1870

ctgi@themillergroup.net

CAPITAL TITLE GROUP, INC. FILES REGISTRATION STATEMENT

FOR PUBLIC OFFERING

SCOTTSDALE, ARIZ. -- September 27, 2005 -- Capital Title Group, Inc. (Nasdaq-NM: CTGI) -- today announced the filing of a registration statement with the Securities and Exchange Commission for a proposed public offering of 6,850,000 shares of its common stock. The proposed public offering is expected to consist of 5,000,000 shares offered by Capital Title Group, and 1,850,000 shares offered by certain selling stockholders, including 300,000 shares issuable upon exercise of outstanding warrants held by one of the selling stockholders. In addition, the proposed offering may include a sale of up to an additional 1,027,500 shares by Capital Title Group in the event that the underwriters exercise their over-allotment option. Ryan Beck & Co., Inc. will act as the lead managing underwriter for the offering and Sanders Morris Harris Inc. will act as the co-manager of the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Headquartered in Scottsdale, Arizona, Capital Title Group, Inc. through its subsidiaries offers services throughout the United States for title insurance, appraisal and valuation services, and other related services to residential and commercial customers in the real estate and mortgage lending industries. Subsidiary companies include - Capital Title Agency, New Century Title Company, United Title Company, First California Title Company, Land Title of Nevada, CTG Real Estate Information Services, Nationwide Appraisal Services, Nationwide TotalFlood Services, Inc., Real Estate Appraisal Services, Inc., NAC1031 Exchange Services, 1031 ExchangePoint, Inc. and AdvantageWare -- with strategically located offices in Arizona, California, Nevada, Pennsylvania and Texas. The Company is also licensed to issue and underwrite title insurance policies in Arizona, California, Nevada, New York, Pennsylvania and Texas through United Capital Title Insurance Company. The combined companies have in excess of 2,600 employees.

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Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Litigation Reform Act. Such statements may use words such as "proposed," "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Capital Title Group or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including the risks discussed in our filings with the Securities and Exchange Commission. If one or more of these risks materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this press release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

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